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    As filed with the Securities and Exchange Commission on August 17, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                               event reported):
                                August 16, 2000


               Exact name of Registrant as specified
Commission     in its charter, address of principal      State of          I.R.S. Employer
File No.       executive offices, telephone number       Incorporation   Identification No.
--------       -----------------------------------       -------------   -----------------

1-8349         FLORIDA PROGRESS CORPORATION                  Florida         59-2147112
               One Progress Plaza
               St. Petersburg, Florida 33701
               Telephone (727) 824-6400

1-3274         FLORIDA POWER CORPORATION                     Florida         59-0247770
               One Progress Plaza
               St. Petersburg, Florida 33701
               Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.



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Item 5.  Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended September 30, 2000:

         Florida Progress and CP&L Energy issued joint press releases dated August 16 and August 17, 2000, reporting approval by their respective shareholders of the pending combination of the two companies, and Florida Progress issued a press release dated August 17, 2000 reporting the declaration of a quarterly dividend and the election of directors. Copies of these press releases are filed herewith as Exhibits 99.(a), 99.(b) and 99.(c).

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

Exhibit Number
(by reference
to Item 601 of
Regulation S-K)    Description of Exhibit
---------------    ----------------------

99.(a) Joint press release of Florida Progress and CP&L Energy dated August 16, 2000.

99.(b) Joint press release of Florida Progress and CP&L Energy dated August 17, 2000.

99.(c)             Press release of Florida Progress dated August 17, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FLORIDA PROGRESS CORPORATION
                                             FLORIDA POWER CORPORATION


                                             By: /s/ Pamela A. Saari
                                                 ------------------------------
                                                 Pamela A. Saari
                                                 Treasurer of each Registrant
Date: August 17, 2000



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                                 EXHIBIT INDEX




Exhibit No.        Description of Exhibit
-----------        ----------------------


99.(a) Joint press release of Florida Progress and CP&L Energy dated August 16, 2000.

99.(b) Joint press release of Florida Progress and CP&L Energy dated August 17, 2000.

99.(c)             Press release of Florida Progress dated August 17, 2000.



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